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                                                                    Exhibit 23.2



                        Consent of Independent Auditors


The Board of Directors
Robert F. Driver Co., Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                       /s/ KPMG LLP
                                       KPMG LLP


San Diego, California
November 2, 1999